Exhibit 99.3

RIDER 4 TO THE REGULATIONS OF

THE GROUP SAVINGS PLAN (GSP) FOR

EMPLOYEES OF THE MMC GROUP

BETWEEN:

•	“MARSH S.A.S.”, a société par actions simplifiée (company limited by shares) represented by Mr Fabrice DOMANGE, who is acting in his capacity as the Chairman of the Executive Board of such company;

•	the Economic and Employment Unit named “MERCER” represented by Mr Jean-Pierre WIEDMER, in his capacity as Chairman acting in the name of “MERCER S.A.S.” and “MERCER Human Resource Consulting S.A.S.”, which make up the EEU MERCER;

•	GUY CARPENTER & COMPANY S.A.S., a société par actions simplifiée (company limited by shares) represented by Mr Philippe RENAULT, who is acting in his capacity as the Chairman of such company;

These legal entities, all of which have their offices in Tour ARIANE at 5, place de la Pyramide, 92800 PUTEAUX, belong to the MARSH & McLENNAN Companies Group.

On the one hand

AND:

In accordance with terms and conditions of the original agreement:

•	the representatives of personnel of “MARSH”, namely the members mandated by its Works Council, deliberating on the basis of a majority as recorded in the minutes of the meeting of such Works Council held on 15 March 2017, which are annexed to this agreement;

•	the representatives of personnel of the Economic and Employment Unit named “MERCER”, namely the members mandated by its Works Council, deliberating on the basis of a majority as recorded in the minutes of the meeting of such Works Council held on 23 March 2017, which are annexed to this agreement; and

•	the representatives of personnel of GUY CARPENTER & COMPANY S.A.S. mandated by the Works Council, deliberating on the basis of a majority as recorded in the minutes of the meeting of such Works Council held on 17 March 2017, which are annexed to this agreement;

On the other hand

This rider is hereby added to the Regulations of the Group Savings Plan (GSP) for the personnel of the MMC Group signed on 15 September 2003. The most recent rider to date was entered into on 15 February 2012.

The purpose of this rider is:

•	to update the Regulations having regard to the applicable statutory and regulatory provisions; and

•	to update the names of the investment vehicles (Corporate Mutual Investment Funds) offered to employees by augmenting the range of Corporate Mutual Investment Funds offered.

It has accordingly been decided to reproduce the provisions of the Regulations and the previous riders in their entirety for ease of reference.

[Initials of the signatories]

PREAMBLE

A list of the companies which have acceded to the Plan on the date of its signature is annexed to these Regulations and shall be updated on a regular basis in order to reflect the arrival of any new company as a member of the MMC Group or its exit from the Group.

Any new company which becomes a member of the MMC Group after the signature of these Regulations shall automatically accede to this Plan, subject to the signature of a rider (governed by the same rules of signature and registration as the Regulations themselves) recording the intention of such new company to accede hereto.

As this GSP constitutes a collective and optional savings scheme, any company having acceded hereto may at any time revoke its membership of this Plan.

Any withdrawal from this GSP for any reason whatsoever by a company which is a member hereof must constitute the subject-matter of a withdrawal notice served on the Direction régionale des entreprises, de la concurrence, de la consommation, du travail et de l’emploi (DIRECCTE) (Regional Directorate for Businesses, Competition, Consumer Affairs, Labour and Jobs) and on the other companies who are members of this GSP.

The withdrawal of a member company from the GSP shall take effect six months after the date on which the notice of withdrawal is served.

It has been decided to set up a Group Savings Plan, which shall be referred to hereinafter as the “Group Savings Plan” or the “Plan”, in accordance with the provisions of Title III entitled “Employee Savings Plans” of Book III of Part Three of the French Labour Code.

Clause 1 – Purpose

The purpose of this Group Savings Plan is to enable the employees of the MMC Group to participate, with the assistance of their enterprise, in the creation of a mutually owned portfolio of securities and to benefit in doing so from the tax and social security advantages offered by this form of collective savings scheme.

Clause 2 – Beneficiaries

All the employees of the companies belonging to the MMC Group may become members of this GSP, provided that they have at least three months of service within the Group on the date of the [first] payment made by them.

The length of service requirement shall take into account all the employment contracts performed by the relevant employee over the course of the year in respect of which payments are made and the twelve months preceding such year.

In enterprises where the number of habitual employees is at least one and at most two hundred and fifty, the managers of such enterprises or, in the case of companies, their chairmen, chief executives, directors or the members of their executive board, as well as the spouse of the manager of the enterprise should such spouse have the status of a collaborating spouse or spouse-partner, may also become members of the GSP, provided that they satisfy the length of service condition set out in the first paragraph.

Former employees having left the Group as a result of taking retirement or early retirement may continue to make payments into the GSP, subject however to the conditions that they have made at least one payment into the GSP prior to the end of the employment contract between them and the Enterprise and that they have not requested the release of the entirety of their holdings.

[Initials of the signatories]

Employees having left the Group for a reason other than retirement or early retirement may no longer make any further payments into the GSP, but where any payment pursuant to the employee incentive scheme and/or the employee profit-sharing scheme in respect of the last year of employment of the employee is made after the departure of the employee from the enterprise, he or she may allocate such payment pursuant to the employee incentive scheme and/or the employee profit-sharing scheme to the GSP.

Clause 3 – Payments into the GSP

Payments shall be made into the savings scheme in the form of:

•	voluntary payments by the beneficiaries on an occasional or scheduled basis

The total annual amount of the payments made by an employee into an employee savings scheme may not exceed one quarter of his or her gross annual remuneration.

The total annual amount of the payments made by a manager of an enterprise or, in the case of a company, a chairman, chief executive or director or a member of the executive board, may not exceed one quarter of the remuneration which is received in respect of the duties performed within the enterprise and on which income tax is payable in the category of emoluments and salaries or by way of professional income on which income tax is payable for the previous year.

The total annual amount of the payments made by a retired employee or an employee having taken early retirement may not exceed one quarter of the pension payable pursuant to his or her retirement or early retirement.

The total annual amount of the payments made by a spouse of the manager of an enterprise defined in Clause 2 and an employee whose employment contract is suspended and who has not received any remuneration in respect of the previous year may not exceed one quarter of the annual social security cap.

Voluntary payments by the beneficiaries may be made at any time, but any request to modify payments must be received no later than the fifteenth day of the month in order to be taken into account for the following month.

Each voluntary payment by employees must be made by way of the despatch of a payment form and/or via the dedicated webpage of the employee savings scheme (AMUNDI Tenue de Compte).

Each voluntary payment made by a beneficiary must stipulate the desired allocation of such payment.

Each voluntary payment made by a member must be in the minimum amount of €10 per investment vehicle.

And/or:

•	supplementary payments made by the Enterprise (referred to as matching payments)

As defined in Clause 4 of this agreement.

And/or:

•	incentive payments made to employees in accordance with the provisions of the incentive scheme agreement

Prior to each payment made pursuant to the incentive scheme agreement, the Enterprise shall send to beneficiaries a form specifying the amount of the incentive payment owed to them. Employees may allocate all or part of such amount to the GSP, and in such a case they must return such form to the Enterprise or the custodian specifying the amount to be allocated to the GSP and the Corporate Mutual Investment Fund(s) selected.

[Initials of the signatories]

Sums payable pursuant to the incentive scheme agreement which are allocated to the GSP shall be exempt from income tax subject to the restrictions laid down by Articles L 3315-2 and L 3315-3 of the French Labour Code, if they are paid into the GSP within 15 days of the date on which they are received.

Pursuant to the provisions of the profit-sharing agreement in force within the Enterprise or at the individual request of the beneficiary, entitlements pursuant to the profit-sharing agreement of which the beneficiary does not request immediate payment shall be allocated to the GSP in accordance with the provisions of the profit-sharing agreement.

And/or:

•	payments of all or part of the sums corresponding to the entitlements of employees to profits of the enterprise in accordance with the provisions of the profit-sharing agreement

Pursuant to the provisions of the profit-sharing agreement in force within the Enterprise or at the individual request of the beneficiary, entitlements pursuant to the profit-sharing agreement of which the beneficiary does not request immediate payment shall be allocated to the GSP in accordance with the provisions of the profit-sharing agreement.

No payment may be made into the GSP prior to the filing of these Regulations with the relevant Direction régionale des entreprises, de la concurrence, de la consommation, du travail et de l’emploi (DIRECCTE) (Regional Directorate for Businesses, Competition, Consumer Affairs, Labour and Jobs).

Clause 4 – Assistance from the Enterprise

Each company having acceded hereto shall assume the costs of the assistance to be provided in connection with the savings of its own employees.

The Enterprise shall assume the costs of maintaining the register and the costs associated with the custodianship of the accounts of each of the members of the GSP. In accordance with Article R 3332-17 of the French Labour Code, in the event of the departure of a member from the Enterprise, the costs associated with the custodianship of the account of such employee shall no longer be assumed by the Enterprise but shall be borne by the relevant beneficiary by way of a deduction from his or her holdings.

The assumption of the costs of maintaining the register and the costs associated with the custodianship of the accounts shall be supplemented by:

•	The payment of any subscription fees associated with payments into the Corporate Mutual Investment Funds designated in Clause 6.1.

•	Any supplementary payments made by the Enterprise (referred to as matching payments).

The Enterprise shall add to the payments made by beneficiaries supplementary payments in accordance with the provisions and subject to the caps of Articles L 3332-11, 12 and 13 and Article R 3332-8 of the French Labour Code.

The Enterprise shall make a supplementary payment in respect of sums corresponding to:

•	voluntary payments made by the beneficiaries into the CMIF MMC.

The matching payment shall be equal to 5.26% of the payments made by the beneficiaries, subject to an annual cap corresponding to €2,300 and triple their payments.

No matching payment shall be made on behalf of beneficiaries of the GSP who have left the enterprise.

[Initials of the signatories]

Where any payment pursuant to the employee incentive scheme and/or the employee profit-sharing scheme in respect of the last year of employment of the employee is made after the departure of the employee from the Enterprise, he or she may allocate such payment pursuant to the employee incentive scheme and/or the employee profit-sharing scheme to the GSP.

No supplementary payment shall be made by the Enterprise in respect of such allocation.

The matching payment must be paid into the GSP concomitantly with the payments made by beneficiaries or at the latest at the end of each financial year and in any event prior to the departure of the beneficiary from the Enterprise.

Supplementary payments made by the Enterprise shall be subject to the contribution sociale généralisée (CSG) (general social solidarity levy) and the contribution au remboursement de la dette sociale (CRDS) (contribution to the repayment of social debt).

The employer shall pay the special contribution (namely the “forfait social” (fixed social solidarity levy)) owed on the matching payment.

The matching payment may not be substituted for any component of remuneration within the meaning of Article L 242-1 of the French Social Security Code applicable within the Enterprise at the time of the entry into force of the GSP or which may become mandatory pursuant to any applicable statutory or contractual provisions.

Any change to the percentage of the matching payment shall give rise to the execution of a rider and must be brought to the knowledge of the beneficiaries in advance.

The custodian of the accounts/registrar must be notified.

Clause 5 – Transfers

In accordance with the provisions of Article L 3335-2 of the French Labour Code, this Plan may be credited, pursuant to the request of an individual employee, with a transfer of sums previously held in the context of the profit-sharing agreement applicable to a former employee, as well as with the transfer (with or without a termination of the relevant employment contract) of any sums previously held in the context of any enterprise savings plan/inter-enterprise savings plan/group savings plan.

Such sums shall not be taken into account when calculating the annual cap on payments and shall not give rise to any matching payment.

Portions of holding periods which have already expired may be allocated to the term stipulated by GSP.

Each beneficiary may request (with or without a termination of his or her employment contract) the transfer of the sums held under this Plan to any enterprise savings plan/inter-enterprise savings plan/group savings plan with an equivalent investment horizon.

Clause 6 – Management of the sums collected

6.1 – Investment vehicles

The sums invested in the GSP shall be allocated, as stipulated by the beneficiary, to subscribe for units or fractional units in the following Corporate Mutual Investment Funds (CMIF):

•	AMUNDI 3 MOIS – ESR

•	AMUNDI PROTECT 90 – ESR

•	AMUNDI LABEL PRUDENCE – ESR – F

•	AMUNDI LABEL EQUILIBRE SOLIDAIRE – ESR – F

which are managed by AMUNDI, a French société anonyme (public limited company) with share capital of €584,710,755, which has its registered office at 90 boulevard Pasteur, 75015 PARIS, and is registered in the Trade and Companies Register of Paris under number 437 574 452, and is authorised to operate by the Autorité des Marchés Financiers under number GP 04000036; and

[Initials of the signatories]

•	AVENIR CROISSANCE

•	MMC

which are managed by NATIXIS ASSET MANAGEMENT, which has its registered office at 21, quai d’Austerlitz, 75634 Paris Cedex 13.

CACEIS BANK FRANCE, which has its registered office at 1-3 place Valhubert, 75013 PARIS, is the depositary for the CMIF comprising the portfolio.

Should a member of the GSP not select a CMIF within the stipulated period, such payment shall be allocated to the Corporate Mutual Investment Fund AMUNDI 3 MOIS – ESR.

Pursuant to the application of Article R 3332-10 of the French Labour Code, any voluntary payments made by the members of the GSP, any supplementary payments made by the employers (as the case may be), any incentive payments allocated voluntarily by members to the GSP (as the case may be) and any sums awarded to employees pursuant to the profit-sharing agreement and allocated to the GSP (as the case may be) must, within a period of 15 days from their payment by the member or the date on which such sums become payable, be applied to acquire units in the Corporate Mutual Investment Funds referred to above.

The Corporate Mutual Investment Funds shall be managed in accordance with the regulations applicable thereto and the relevant statutory and regulatory provisions in force.

The notices or Key Information for Investors Document (KIID) for each of the Corporate Mutual Investment Funds referred to above are annexed to these Regulations.

6.2 – Allocation of income

The income and proceeds from the portfolios constituted pursuant to the application of this GSP must be reinvested in this GSP.

6.3 – Depositary of the funds

The depositary shall be:

CACEIS Bank France, a French société anonyme (public limited company) with share capital of €310,000,000 which has its registered office at 1-3 place Valhubert, 75013 Paris and is registered in the Trade and Companies Register of Paris under SIREN number 692024722, referred to hereinafter as the “depositary”.

6.4 – Custodian – Registrar

The Enterprise delegates the tasks of keeping all registers and entrusts the custodianship of the individual accounts opened in the name of each of the beneficiaries to:

AMUNDI Tenue de Comptes, which has its registered office at 90, Boulevard Pasteur, 75015 Paris and whose postal address is 26956 VALENCE Cedex 9.

Clause 7 – Changes to the Investment selected

Each beneficiary may at any time change the allocation of its holdings from one Corporate Mutual Investment Fund to another Corporate Mutual Investment Fund, it being specified that such changes shall have no impact on the duration of the holding period and shall not grant any entitlement to a new matching payment.

[Initials of the signatories]

Clause 8 – Supervisory board

The supervisory board of each of the Corporate Mutual Investment Funds referred to in Clause 6.1 shall be made up of representatives of the employees of the Enterprise and representatives of the management of the Enterprise.

The composition of the supervisory board and the terms and conditions governing the appointment of its members shall be set out in the regulations of each of the Corporate Mutual Investment Funds.

The supervisory board must meet every year in order to examine the results achieved over the course of the past year and in order to approve the report of the management company on the transactions entered into by the Corporate Mutual Investment Fund.

Clause 9 – Unavailability of the units

As this GSP is partially constituted by payments originating from the profit-sharing arrangements, the sums paid over the course of one and the same financial year shall only be available on the expiry of a period of five years with effect from the first day of the sixth month following the accounting date of the financial year of acquisition.

The holdings held in the GSP may exceptionally be redeemed prior to the expiry of the aforementioned period in the following cases:

a.	in the event of the marriage of the relevant person or his or her entry into a French civil partnership;

b.	in the event of the birth or arrival in the home of a child with a view to adoption, insofar as the home already has at least two dependent children;

c.	in the event of a divorce or separation or the dissolution of a civil partnership where accompanied by a judgment stipulating the domicile of the relevant person as the sole or split habitual residence of at least one child;

d.	in the event of the invalidity of the employee or his or her children, spouse or the person with whom he or she has entered into a civil partnership. Such invalidity shall be assessed having regard to paragraphs 2 and 3 of Article L 341-4 of the French Social Security Code or must be recognised by a decision of the Commission des droits et de l’autonomie des personnes handicapées (Commission for the Rights and Autonomy of Disabled Persons), provided that the level of incapacity is at least 80% and the relevant person no longer engages in any professional activity;

e.	in the event of the death of the employee, his or her spouse or the person with whom he or she has entered into a civil partnership;

f.	in the event of the termination of the employment contract, the termination of his or her professional activity by an individual contractor, the end of a corporate term of office or loss of the status of collaborating spouse or spouse-partner;

g.	in the event of the allocation of the sums saved to the setting-up or acquisition by the employee or his or her children or spouse or the person bound to the beneficiary by a civil partnership of a manufacturing, commercial, trade or agricultural undertaking, either as a sole trader or in the form of a company, provided that such person effectively exercises control over such business within the meaning of Article R 5141-2, or to the setting-up of another unsalaried professional practice or to the acquisition of shares in a cooperative production company;

h.	in the event of the allocation of the sums saved to the acquisition or extension of a main residence involving the creation of a new habitable surface area as defined in Article R 111-2 of the French Construction and Residential Code, subject to the existence of a construction permit or a prior works declaration, or to the renovation of a main residence damaged as the result of a natural disaster recognised as such by a Ministerial Decree; or

[Initials of the signatories]

i.	in the event of the excessive indebtedness of the employee as defined in Article L 331-2 of the French Consumer Code, pursuant to a request submitted to the fund manager or the employer, or by the Chair of the Commission de surendettement des particuliers (Commission on the Excessive Indebtedness of Individuals), or by a judge where the release of the holdings appears necessary to discharge the liabilities of the relevant person.

The request for early redemption must be submitted within a period of six months from the occurrence of the triggering event, apart from in the event of the termination of the employment contract, the death of the spouse or the person bound to the beneficiary by a civil partnership, or in the event of invalidity or excessive indebtedness, in which case the request may be submitted at any time. The early lifting of the holding period shall take the form of a single payment extinguishing, at the discretion of the employee, all or part of the holdings capable of early redemption.

Clause 10 – Withdrawal from the funds

The units in the CMIF may be redeemed at the request of the beneficiaries on the occurrence of any event making it possible to lift the holding period or when such units become available at the end of the holding period.

Requests must be submitted to the custodian identified in Clause 6.4, accompanied, as the case may be, by the documentary evidence necessary to establish the availability of the units.

Holders who do not request the redemption of their units on the expiry of the holding period shall continue to benefit from the exemption from capital gains tax.

Clause 11 – Provision of information to the beneficiaries

Information relating to this GSP, as well as to any amending rider, shall be provided by way of display and in particular display on a digital medium.

Any employee who wishes to consult or obtain a copy of these Regulations may do so by contacting the Human Resources Department of his or her Enterprise.

The Enterprise shall provide to each employee when he or she joins the Enterprise and more generally to any beneficiary a booklet setting out all the measures put in place.

Each beneficiary shall receive at least once per year a statement of account setting out his or her situation, the availability date of the units of which he or she is the holder, the circumstances in which his or her holdings may on an exceptional basis be made available and the references for all the financial institutions authorised to act as custodians or administrators of financial instruments pursuant to the application of Article L 542-1 of the French Monetary and Financial Code which are managing any sums and securities saved or transferred by the beneficiary.

After the end of each financial year, the management company shall draw up a report on the management of each of the CMIF over the previous financial year. Such management report shall be sent to the Enterprise, which shall then distribute it to each of the beneficiaries.

Clause 12 – Departure of an employee

Each employee who departs from the Enterprise shall receive a summary statement to be inserted into the employee’s savings book in order to facilitate the redemption and transfer of his or her holdings. Such summary statement shall include:

•	the identity of the beneficiary;

[Initials of the signatories]

•	a description of his or her holdings which have been acquired or transferred to the enterprise per profit-sharing agreement or employee savings plan to which he or she has contributed, with, as the case may be, the dates on which such holdings become available;
•	the identities and addresses of the registrars with whom the beneficiary holds an account;
•	the references for all the financial institutions authorised to act as custodians or administrators of financial instruments pursuant to the application of Article L 542-1 of the French Monetary and Financial Code which are managing any sums and securities saved or transferred by the beneficiary.

Each employee who departs from the enterprise must provide an address to which the sums payable to him or her may be sent. In the event of a change of address, it shall be incumbent upon the beneficiary to inform the enterprise of such change of address in good time.

Where a beneficiary cannot be reached at the last address provided by him or her, the units in the relevant CMIF shall continue to be held by the body charged with the custodianship thereof, from which the relevant employee may claim such units until the expiry of the periods stipulated by Section III of Article L 312-20 of the French Monetary and Financial Code.

Clause 13 – Disputes

Any disputes and challenges relating to the implementation of this agreement shall be settled on an amicable basis by the parties. In the absence of an amicable settlement, the dispute shall be brought before the competent court in the location of the registered office of the Enterprise.

Clause 14 – Term, amendment, termination and effective date of the GSP

The employee savings plan agreement was signed on 15 September 2003 and entered into force on the day following its registration with the Direction régionale des entreprises, de la concurrence, de la consommation, du travail et de l’emploi (DIRECCTE) (Regional Directorate for Businesses, Competition, Consumer Affairs, Labour and Jobs).

The employee savings plan was set up for an open-ended period.

Any amendments to these Regulations must be made in writing by way of a rider. All amending riders must be registered with the DIRECCTE with which the original Regulations were filed and must be brought to the knowledge of employees in accordance with the provisions of the first paragraph of Clause 11.

Furthermore, in accordance with Article L 2323-18 of the French Labour Code, where the Works Council is not a signatory to an employee savings plan agreement, the employer must consult with the Works Council prior to any extension or renewal thereof on any changes to be made to such agreement or employee shareholdings or the participation of the employees in the management of the enterprise.

Any amendments of a statutory or regulatory origin shall be incorporated automatically into these Regulations.

Any member Enterprise may terminate its membership of the GSP by communicating the decision terminating its membership to the relevant DIRECCTE by registered letter with a request for acknowledgement of receipt. The decision terminating membership must be immediately brought to the knowledge of all the personnel of the Enterprise.

In the event of a termination of membership, no further payments shall be accepted on the expiry of a notice period of six months.

[Initials of the signatories]

These Regulations are executed in eight counterparts, one of which is for the information of personnel. The Enterprise shall register with the Direction régionale des entreprises, de la concurrence, de la consommation, du travail et de l’emploi (DIRECCTE) (Regional Directorate for Businesses, Competition, Consumer Affairs, Labour and Jobs) two copies of the Regulations, its schedules and any riders hereto, one being a hard copy form signed by the parties and the other being a digital copy.

One copy hereof shall be sent by the employer to the management company and the Custodian-Registrar.

Done in PARIS LA DEFENSE on 21 March 2017

In eight counterparts

Fabrice DOMANGE Management of MARSH [signature]	Joëlle DELAUNAY Representative of the employees of MARSH [signature]

Philippe RENAULT Management of GUY CARPENTER & company [signature]	Bertrand CHURIN Representative of the employees of GUY CARPENTER & company [signature]

Jean-Pierre WIEDMER Management of UES MERCER [signature]	Carole MARTIN Representative of the employees of UES MERCER [signature]

FORMALITY – REGISTRATION

Article L 3332-5 of the French Labour Code:

“Where the employee savings plan of the enterprise is not set up pursuant to an agreement with personnel, the works council, should one exist, or, should one not exist, the representatives of personnel, shall be consulted with regard to the draft regulations for the employee savings plan at least 15 days prior to the registration thereof with the relevant administrative authority.”

SCHEDULES

I -	LIST OF THE GROUP COMPANIES

•	MARSH S.A.S.

•	MERCER S.A.

•	MERCER Human Resource Consulting S.A.

•	Guy CARPENTER & company S.A.S.

II -	LIST OF THE INVESTMENT VEHICLES

•	AMUNDI 3 MOIS – ESR

•	AMUNDI PROTECT 90 – ESR

•	AMUNDI LABEL PRUDENCE – ESR – F

•	AMUNDI LABEL EQUILIBRE SOLIDAIRE – ESR – F

•	AVENIR CROISSANCE

•	MMC

III -	AMF NOTICES OR KIID

These documents, as communicated by our fund managers (AMUNDI & NATIXIS), are provided hereinafter.

Key information for investors

This document provides information which is essential for the investors in this CMIF. It is not a promotional document. The information contained herein is provided to you pursuant to a statutory obligation, in order to help you understand what investing in this CMIF entails and the risks associated with such an investment. You are advised to read this document in order to decide on a fully informed basis whether or not to invest in this CMIF.

AMUNDI 3 MOIS – ESR – A

AMF Code: (C) 990000110759

This corporate mutual investment fund (CMIF) is managed by Amundi Asset Management, a société anonyme (company limited by shares) belonging to the Amundi FCPE – Fonds d’Epargne Salariale Group governed by French law

Investment objectives and investment policy

Classification by the Autorité des Marchés Financiers: “Money market”.

By subscribing for units issued by AMUNDI 3 MOIS ESR – A, you are investing in money market instruments and in UCITS and/or money market retail investment funds (RIF).

In certain market scenarios, such as for example one where EONIA is very low, the net asset value of the CMIF may fall structurally and negatively impact the yield of the CMIF, which could compromise the objective of preserving the capital of the CMIF.

The management objective of the CMIF, over a minimum investment horizon of three months, is to achieve a performance superior to the performance of its reference index, namely capitalised EONIA, which index represents the money market rate within the Eurozone, after taking operating costs into account.

In order to achieve this objective, the management team selects high-quality money market instruments denominated in Euros or other currencies, whilst also taking into account their residual term until maturity. Such securities are selected from within pre-determined investment opportunities on the basis of an internal risk-assessment and risk-monitoring process. In order to assess the quality of the creditworthiness offered by such instruments, the management company may refer at the time of their acquisition and on a non-exclusive basis to the “investment grade” credit ratings issued by reputed rating agencies which it deems to be most relevant; the management company however ensures that it does not depend automatically on such ratings over the entire period during which it holds the securities.

Securities denominated in a currency other than the Euro are hedged against exchange rate risk.

The management team selects securities and/or UCITS and/or RIF classified as money market or short-term money market funds. UCITS and/or RIF may represent up to 100% of the assets of the CMIF, and up to 50% of the assets of the CMIF may be represented by one UCITS or RIF.

The CMIF may enter into transactions involving temporary acquisitions and sales of securities. Forward financial instruments may be used for hedging or exposure purposes.

Any income and net gains generated are reinvested on a mandatory basis.

You may request the redemption of your units on any given day, with redemptions being executed on a daily basis, in accordance with the terms and conditions set out in the regulations of the CMIF.

Recommended term of investment: 3 months.

Such term does not take into account the holding period applicable to your savings.

Risk-return profile

With a lower risk, a potentially lower return				With a higher risk, a potentially higher return
1	2	3	4	5	6	7

The level of risk to which the CMIF is exposed reflects mainly Euro money market risk, in which market the CMIF invests.

The historical data used to calculate the numerical risk indicator may not constitute a reliable indicator of the future risk profile of the CMIF.

The risk category assigned to this CMIF is not guaranteed and may change over time.

The lowest risk category does not mean “risk-free”.

The return of the initially invested capital cannot be guaranteed.

The material risks relevant to the CMIF which have not been taken into account are the following:

•	Credit risk: this corresponds to the risk of a sudden degradation in the credit standards of an issuer or the risk of its default.

•	Counterparty risk: this corresponds to the risk of the default of a market player preventing such market player from honouring its obligations with regard to your portfolio.

•	The use of complex products such as derivatives may result in an increased volume of movements of securities into and out of your portfolio.

The crystallisation of one of these risks may have a negative impact on the net asset value of the portfolio.

AMUNDI 3 MOIS – ESR – A

Costs

The costs and fees levied cover the operating costs of the CMIF, including the costs associated with the distribution of units, and such costs reduce the potential growth of the value of investments.

One-off costs deducted before or after investment

Entry costs	3% maximum
Exit costs	N/A

These rates correspond to the maximum percentage which may be deducted from your capital prior to the investment (entry) or in the event of a redemption (exit). The investor may obtain from his or her enterprise and/or custodian the rates applicable to him or her on entry and exit.

Costs deducted by the CMIF over each year

Operating costs	0.18% of average net assets

Costs deducted by the CMIF in certain circumstances

Performance commission	N/A

A part of the applicable entry costs may be paid by the enterprise – you may obtain more information in this regard from your enterprise.

Operating costs are based on the figures for the previous financial year, which ended on 31 December 2015.

This percentage may vary from one year to the next: it excludes:

•	brokerage costs, other than the entry and exit costs paid by the CMIF when it purchases or sells the units of another mutual investment undertaking.

For each financial year, the annual report of the CMIF shall stipulate the precise amount of costs incurred.

For more information on the costs of this CMIF, please refer to the “Costs” section of its Regulations, which are available on the website www.amundi-ee.com.

Past performance

[NB: Here the source contains a graph

which the translator is unable to reproduce.

It contains largely numerical data]

AMUNDI 3 MOIS – ESR – A	Reference indicator

The past performance of the CMIF has not been constant over time and is not an indicator of future performance.

The annualised performances represented in this graph have been calculated after deducting all the costs levied by the CMIF.

The CMIF was authorised on 24 May 2013.

The A units were created on 24 June 2013.

The reference currency is the Euro (EUR).

Useful information

Name of the depositary: CACEIS Bank.

Name of the custodian: The custodian appointed by the Enterprise.

Legal form of the CMIF: Multi-enterprise.

Depending on the tax regime applicable to you, any gains and income associated with the holding of units in the CMIF may be taxed.

The supervisory board is made up of representatives of the unitholders and representatives of the enterprise appointed in accordance with the terms and conditions set out in the Regulations of the CMIF. The role of the supervisory board is inter alia to examine the annual management report and accounts of the CMIF and its financial, administrative and accounting management. The supervisory board shall decide inter alia on any merger, demerger or liquidation. For further details, please refer to the Regulations.

The Regulations and the last periodical regulatory documents issued by the CMIF, as well as all other useful information, are available free of charge from the management company.

The net asset value is published on the website www.amundi-ee.com.

The liability of Amundi Asset Management may only be established on the basis of those statements made in this document which prove to be misleading, inaccurate or inconsistent with the corresponding parts of the Regulations of the CMIF.

This CMIF is authorised in France and regulated by the Autorité des Marchés Financiers (AMF).

The management company Amundi Asset Management is authorised in France and regulated by the Autorité des Marchés Financiers (AMF).

The key information for investors provided herein is accurate and up-to-date as of 24 January 2017.

AMUNDI 3 MOIS – ESR – A

Key information for investors

This document provides information which is essential for the investors in this CMIF. It is not a promotional document. The information contained herein is provided to you pursuant to a statutory obligation, in order to help you understand what investing in this CMIF entails and the risks associated with such an investment. You are advised to read this document in order to decide on a fully informed basis whether or not to invest in this CMIF.

AMUNDI PROTECT 90 ESR

AMF Code: (C) 990000099829

This corporate mutual investment fund (CMIF) is managed by Amundi Asset Management, a société anonyme (company limited by shares) belonging to the Amundi FCPE – Fonds d’Epargne Salariale Group governed by French law

Investment objectives and investment policy

Classification by the Autorité des Marchés Financiers: “Diversified”

By subscribing for units issued by AMUNDI PROTECT 90 ESR, you gain access to multiple classes of asset whilst benefiting from protection for your capital through flexible management of the “portfolio insurance” type. This type of management tends to focus on two classes of asset: on the one hand assets referred to as “risky assets”, which are used as a motor for growth and are exposed through UCITS and/or RIF to share and bond market risk and on the other hand assets referred to as “non-risky assets”, of which the objective is to protect capital by investing in money market products and/or debt instruments (including UCITS and/or RIF).

The management objective of the CMIF is to maintain the capital invested at 90% of the highest net asset value recorded over the period from 14 November 2008 until 18 November 2021 inclusive (the “protection period”).

In order to achieve this objective, the management team adjusts on a continuous basis the allocation of assets between risky assets and non-risky assets, having regard in particular to market developments. In such context, a “monetarisation” risk may exist: depending on the market in question, the value of the risky component of the asset may be reduced to zero; the performance delivered by the fund would then be linked to the money market and/or debt instrument market and would be unable to benefit from any rebound in the value of its risky assets. Depending on the evolution of the values of its non-risky assets, such a situation could be temporary or subsist until the maturity of the Fund.

The CMIF may hold the debt securities of public-sector or private-sector issuers which enjoy on the date of their acquisition a minimum long-term credit rating of BBB- on the basis of the S&P rating scale or Baa3 on the basis of Moody’s rating scale or equivalent ratings in accordance with the analysis of the management company, and money market investments.

Forward financial instruments or temporary acquisitions and sales of securities may be used for hedging and/or exposure purposes.

Any income and net gains generated are reinvested on a mandatory basis.

You may request the redemption of your units on any given day, with redemptions being executed on a daily basis, in accordance with the terms and conditions set out in the regulations of the CMIF.

Recommended term of investment: 5 years.

Such term does not take into account the holding period applicable to your savings.

Risk-return profile

With a lower risk, a potentially lower return				With a higher risk, a potentially higher return
1	2	3	4	5	6	7

The level of risk to which the CMIF is exposed reflects the positions taken by management in the equity markets and in terms of rates within the scope of a pre-defined margin for manoeuvre.

The historical data used to calculate the numerical risk indicator may not constitute a reliable indicator of the future risk profile of the CMIF.

The risk category assigned to this CMIF is not guaranteed and may change over time.

The lowest risk category does not mean “risk-free”.

The CMIF offers protection for 90% of the capital invested.

The material risks relevant to the CMIF which have not been taken into account in the indicator are the following:

•	Credit risk: this corresponds to the risk of a sudden degradation in the credit standards of an issuer or the risk of its default.

•	Liquidity risk: in the specific case where the volume of trading on the financial markets is very low, any purchase or sale of financial instruments may give rise to significant market variations.

•	Counterparty risk: this corresponds to the risk of the default of a market player preventing such market player from honouring its obligations with regard to your portfolio.

•	The use of complex products such as derivatives may result in an increased volume of movements of securities into and out of your portfolio.

The crystallisation of one of these risks may have a negative impact on the net asset value of the portfolio.

AMUNDI PROTECT 90 ESR

Costs

The costs and fees levied cover the operating costs of the CMIF, including the costs associated with the marketing and distribution of units, and such costs reduce the potential growth of the value of investments.

One-off costs deducted before or after investment

Entry costs	3% maximum
Exit costs	N/A

These rates correspond to the maximum percentage which may be deducted from your capital prior to the investment (entry) or in the event of a redemption (exit). The investor may obtain from his or her enterprise and/or custodian the rates applicable to him or her on entry and exit.

Costs deducted by the CMIF over each year

Operating costs	1.13% of average net assets

Costs deducted by the CMIF in certain circumstances
Performance commission	N/A

Operating costs are based on the figures for the previous financial year, which ended on 31 December 2015.

This percentage may vary from one year to the next: it excludes:

•	brokerage costs, other than the entry and exit costs paid by the CMIF when it purchases or sells the units of another mutual investment undertaking.

For each financial year, the annual report of the CMIF shall stipulate the precise amount of costs incurred.

For more information on the costs of this CMIF, please refer to the “Costs” section of its Regulations, which are available on the website www.amundi-ee.com.

Past performance

[NB: Here the source contains a graph which the translator is unable to reproduce. It contains largely numerical data]

The past performance of the CMIF has not been constant over time and is not an indicator of future performance.

The annualised performances represented in this graph have been calculated after deducting all the costs levied by the CMIF.

The CMIF was authorised on 14 November 2008.

The reference currency is the Euro (EUR).

AMUNDI PROTECT 90 ESR

Useful information

Name of the depositary: CACEIS BANK FRANCE.

Name of the custodian: any other Custodian appointed by the Enterprise.

Legal form of the CMIF: Multi-enterprise.

Depending on the tax regime applicable to you, any gains and income associated with the holding of units in the CMIF may be taxed.

Residents of the United States of America/“U.S. Persons” (the definition is available on the website of the management company: www.amundi.com) may not invest in this CMIF.

The supervisory board is made up of representatives of the unitholders and representatives of the enterprise appointed in accordance with the terms and conditions set out in the Regulations of the CMIF. The role of the supervisory board is inter alia to examine the annual management report and accounts of the CMIF and its financial, administrative and accounting management. The supervisory board shall decide inter alia on any merger, demerger or liquidation. For further details, please refer to the Regulations.

The Regulations and the last periodical regulatory documents issued by the CMIF, as well as all other useful information, are available free of charge from the management company.

The net asset value is published on the website www.amundi-ee.com.

The liability of Amundi Asset Management may only be established on the basis of those statements made in this document which prove to be misleading, inaccurate or inconsistent with the corresponding parts of the Regulations of the CMIF.

This CMIF is authorised in France and regulated by the Autorité des Marchés Financiers (AMF).

The management company Amundi Asset Management is authorised in France and regulated by the Autorité des Marchés Financiers (AMF).

The key information for investors provided herein is accurate and up-to-date as of 27 September 2016.

AMUNDI PROTECT 90 ESR

Key information for investors

This document provides information which is essential for the investors in this CMIF. It is not a promotional document. The information contained herein is provided to you pursuant to a statutory obligation, in order to help you understand what investing in this CMIF entails and the risks associated with such an investment. You are advised to read this document in order to decide on a fully informed basis whether or not to invest in this CMIF.

AMUNDI LABEL PRUDENCE ESR - F

AMF Code: (C) 990000080739

This corporate mutual investment fund (CMIF) is managed by Amundi Asset Management, a société anonyme (company limited by shares) belonging to the Amundi FCPE – Fonds d’Epargne Salariale Group governed by French law

Investment objectives and investment policy

Classification by the Autorité des Marchés Financiers: “Diversified”

By subscribing for units issued by AMUNDI LABEL PRUDENCE ESR - F, you gain access to wide-ranging investment opportunities on the interest rate and equity markets, identified on the basis of Socially Responsible Investment (SRI) criteria.

The management objective of the CMIF is to achieve a performance superior to that of the CMIF’s reference indicator (with reinvested dividends and coupons) after operating costs: 25% Euro Stoxx 50 and 75% EuroMTS Global.

In order to achieve this objective, the management team draws concomitantly on three key sources of added value: the active management of asset allocation, the selection of securities on a financial and non-financial basis and the implementation of strategies referred to as “diversifying” strategies. Between 70% and 90% of the fund is exposed to rate products in the form of bonds and debt securities issued by public-sector and/or private-sector issuers and between 10% and 30% of the fund is exposed to equity products. The preponderant geographical zone is the Eurozone.

Investments in rate products take the form of bonds and other debt securities which are denominated in Euros and issued by public-sector and/or private-sector issuers whose credit rating is between AAA and BBB- on the basis of the Standard & Poor’s rating scale. The total exposure of the CMIF to risky assets (equity markets and high-yield bonds) is limited to 30% of net assets.

Forward financial instruments or temporary acquisitions and sales of securities may be used for hedging or exposure purposes.

Any income and net gains generated are reinvested on a mandatory basis.

You may request the redemption of your units on any given day, with redemptions being executed on a daily basis, in accordance with the terms and conditions set out in the regulations of the CMIF.

Recommended term of investment: 3 years.

Such term does not take into account the holding period applicable to your savings.

Risk-return profile

With a lower risk, a potentially lower return				With a higher risk, a potentially higher return
1	2	3	4	5	6	7

The level of risk to which the CMIF is exposed reflects the risk inherent to the majority allocation of its assets to the bond market.

The historical data used to calculate the numerical risk indicator may not constitute a reliable indicator of the future risk profile of the CMIF.

The risk category assigned to this CMIF is not guaranteed and may change over time.

The lowest risk category does not mean “risk-free”.

The return of the initially invested capital cannot be guaranteed.

The material risks relevant to the CMIF which have not been taken into account in the indicator are the following:

•	Credit risk: this corresponds to the risk of a sudden degradation in the credit standards of an issuer or the risk of its default.

•	Liquidity risk: in the specific case where the volume of trading on the financial markets is very low, any purchase or sale of financial instruments may give rise to significant market variations.

•	Counterparty risk: this corresponds to the risk of the default of a market player preventing such market player from honouring its obligations with regard to your portfolio.

•	The use of complex products such as derivatives may result in an increased volume of movements of securities into and out of your portfolio.

The crystallisation of one of these risks may have a negative impact on the net asset value of the portfolio.

AMUNDI LABEL PRUDENCE ESR - F

Costs

The costs and fees levied cover the operating costs of the CMIF, including the costs associated with the distribution of units, and such costs reduce the potential growth of the value of investments.

One-off costs deducted before or after investment

Entry costs	3% maximum
Exit costs	N/A

These rates correspond to the maximum percentage which may be deducted from your capital prior to the investment (entry) or in the event of a redemption (exit). The investor may obtain from his or her enterprise and/or custodian the rates applicable to him or her on entry and exit.

Costs deducted by the CMIF over each year

Operating costs	0.39% of average net assets

Costs deducted by the CMIF in certain circumstances

Performance commission	N/A

The stated entry costs and exit costs represent maximum costs. In certain cases the costs payable may be lower – you may obtain more information from your enterprise and/or the custodian.

Operating costs are based on the figures for the previous financial year, which ended on 31 December 2015.

This percentage may vary from one year to the next: it excludes:

•	brokerage costs, other than the entry and exit costs paid by the CMIF when it purchases or sells the units of another mutual investment undertaking.

For each financial year, the annual report of the CMIF shall stipulate the precise amount of costs incurred.

For more information on the costs of this CMIF, please refer to the “Costs” section of its Regulations, which are available on the website www.amundi-ee.com.

Past performance

[NB: Here the source contains a graph which the translator is unable to reproduce. It contains largely numerical data]

AMUNDI LABEL PRUDENCE ESR - F	Reference indicator

A: Original management

B: The Fund is no longer a sub-fund and over this period was managed with a reference index

C: Over this period the CMIF adopted a new reference indicator

The past performance of the CMIF has not been constant over time and is not an indicator of future performance.

The annualised performances represented in this graph have been calculated after deducting all the costs levied by the CMIF.

The CMIF was authorised on 7 May 2002.

The F units were created on 7 May 2002.

The reference currency is the Euro (EUR).

Useful information

Name of the depositary: CACEIS Bank.

Name of the custodian: Custodian appointed by the Enterprise.

Legal form of the CMIF: Multi-enterprise.

Depending on the tax regime applicable to you, any gains and income associated with the holding of units in the CMIF may be taxed.

The supervisory board is made up of representatives of the unitholders and representatives of the enterprise appointed in accordance with the terms and conditions set out in the Regulations of the CMIF. The role of the supervisory board is inter alia to examine the annual management report and accounts of the CMIF and its financial, administrative and accounting management. The supervisory board shall decide inter alia on any merger, demerger or liquidation. For further details, please refer to the Regulations.

The Regulations and the last periodical regulatory documents issued by the CMIF, as well as all other useful information, are available free of charge from the management company.

The net asset value is published on the website www.amundi-ee.com.

The liability of Amundi Asset Management may only be established on the basis of those statements made in this document which prove to be misleading, inaccurate or inconsistent with the corresponding parts of the Regulations of the CMIF.

This CMIF is authorised in France and regulated by the Autorité des Marchés Financiers (AMF).

The management company Amundi Asset Management is authorised in France and regulated by the Autorité des Marchés Financiers (AMF).

The key information for investors provided herein is accurate and up-to-date as of 1 March 2017.

AMUNDI LABEL PRUDENCE ESR - F

Key information for investors

This document provides information which is essential for the investors in this CMIF. It is not a promotional document. The information contained herein is provided to you pursuant to a statutory obligation, in order to help you understand what investing in this CMIF entails and the risks associated with such an investment. You are advised to read this document in order to decide on a fully informed basis whether or not to invest in this CMIF.

AMUNDI LABEL EQUILIBRE SOLIDAIRE ESR - F

AMF Code: (C) 990000079319

This corporate mutual investment fund (CMIF) is managed by Amundi Asset Management, a société anonyme (company limited by shares) belonging to the Amundi FCPE – Fonds d’Epargne Salariale Group governed by French law

Investment objectives and investment policy

Classification by the Autorité des Marchés Financiers: “Diversified”

By subscribing for units issued by AMUNDI LABEL EQUILIBRE SOLIDAIRE ESR - F, you gain access to wide-ranging investment opportunities on the interest rate and equity markets and contribute to the growth of socially responsible businesses. Such investment opportunities are identified on the basis of Socially Responsible Investment (SRI) criteria.

The management objective of the CMIF is to benefit from growth on the rates market and equity market through diversified and balanced management, whilst contributing to the financing of socially responsible businesses by investing in the securities issued by them.

In order to achieve this objective, the management team incorporates non-financial criteria (of a social, environmental and corporate governance nature) by way of a complement to traditional financial criteria into its analysis and selection of securities. Between 30% and 60% of the CMIF is exposed to rate products in the form of bonds and debt securities issued by public-sector and/or private-sector issuers and between 40% and 70% of the CMIF is exposed to equity products. The preponderant geographical zone is the Eurozone. In addition, between 5% and 10% of the net assets of the CMIF are invested in approved socially responsible businesses.

The CMIF may invest up to 100% of its assets in units or shares issued by mutual investment undertakings as an alternative to direct investments in securities.

Forward financial instruments or temporary acquisitions and sales of securities may be used for hedging or exposure purposes.

Any income and net gains generated are reinvested on a mandatory basis.

You may request the redemption of your units on any given day, with redemptions being executed on a daily basis, in accordance with the terms and conditions set out in the regulations of the CMIF.

Recommended term of investment: 5 years.

Such term does not take into account the holding period applicable to your savings.

Risk-return profile

With a lower risk, a potentially lower return	With a higher risk, a potentially higher return

1	2	3	4	5	6	7

The level of risk to which the CMIF is exposed reflects the risk inherent to the equity and rates markets where it invests.

The historical data used to calculate the numerical risk indicator may not constitute a reliable indicator of the future risk profile of the CMIF.

The risk category assigned to this CMIF is not guaranteed and may change over time.

The lowest risk category does not mean “risk-free”.

The return of the initially invested capital cannot be guaranteed.

The material risks relevant to the CMIF which have not been taken into account in the indicator are the following:

•	Credit risk: this corresponds to the risk of a sudden degradation in the credit standards of an issuer or the risk of its default.

•	Liquidity risk: in the specific case where the volume of trading on the financial markets is very low, any purchase or sale of financial instruments may give rise to significant market variations.

•	Counterparty risk: this corresponds to the risk of the default of a market player preventing such market player from honouring its obligations with regard to your portfolio.

•	The use of complex products such as derivatives may result in an increased volume of movements of securities into and out of your portfolio.

The crystallisation of one of these risks may have a negative impact on the net asset value of the portfolio.

AMUNDI LABEL EQUILIBRE SOLIDAIRE ESR - F

Costs

The costs and fees levied cover the operating costs of the CMIF, including the costs associated with the distribution of units, and such costs reduce the potential growth of the value of investments.

One-off costs deducted before or after investment

Entry costs	3% maximum
Exit costs	N/A

These rates correspond to the maximum percentage which may be deducted from your capital prior to the investment (entry) or in the event of a redemption (exit). The investor may obtain from his or her enterprise and/or custodian the rates applicable to him or her on entry and exit.

Costs deducted by the CMIF over each year

Operating costs	0.76% of average net assets

Costs deducted by the CMIF in certain circumstances

Performance commission	N/A

The stated entry costs and exit costs represent maximum costs. In certain cases the costs payable may be lower – you may obtain more information from your enterprise and/or the custodian.

Operating costs are based on the figures for the previous financial year, which ended on 31 December 2015.

This percentage may vary from one year to the next: it excludes:

•	brokerage costs, other than the entry and exit costs paid by the CMIF when it purchases or sells the units of another mutual investment undertaking.

For each financial year, the annual report of the CMIF shall stipulate the precise amount of costs incurred.

For more information on the costs of this CMIF, please refer to the “Costs” section of its Regulations, which are available on the website www.amundi-ee.com.

Past performance
[NB: Here the source contains a graph which the translator is unable to reproduce. It contains largely numerical data] AMUNDI LABEL EQUILIBRE SOLIDAIRE ESR - F

The past performance of the CMIF has not been constant over time and is not an indicator of future performance.

The annualised performances represented in this graph have been calculated after deducting all the costs levied by the CMIF.

The CMIF was authorised on 30 November 2001.

The F units were created on 30 November 2001.

The reference currency is the Euro (EUR).

Useful information

Name of the depositary: CACEIS Bank.

Name of the custodian: Custodian appointed by the Enterprise.

Legal form of the CMIF: Multi-enterprise.

Depending on the tax regime applicable to you, any gains and income associated with the holding of units in the CMIF may be taxed.

The supervisory board is made up of representatives of the unitholders and representatives of the enterprise appointed in accordance with the terms and conditions set out in the Regulations of the CMIF. The role of the supervisory board is inter alia to examine the annual management report and accounts of the CMIF and its financial, administrative and accounting management. The supervisory board shall decide inter alia on any merger, demerger or liquidation. For further details, please refer to the Regulations.

The Regulations and the last periodical regulatory documents issued by the CMIF, as well as all other useful information, are available free of charge from the management company.

The net asset value is published on the website www.amundi-ee.com.

The liability of Amundi Asset Management may only be established on the basis of those statements made in this document which prove to be misleading, inaccurate or inconsistent with the corresponding parts of the Regulations of the CMIF.

This CMIF is authorised in France and regulated by the Autorité des Marchés Financiers (AMF).

The management company Amundi Asset Management is authorised in France and regulated by the Autorité des Marchés Financiers (AMF).

The key information for investors provided herein is accurate and up-to-date as of 24 January 2017.

AMUNDI LABEL EQUILIBRE SOLIDAIRE ESR - F

Key information for investors

This document provides information which is essential for the investors in this sub-fund. It is not a promotional document. The information contained herein is provided to you pursuant to a statutory obligation, in order to help you understand what investing in this sub-fund entails and the risks associated with such an investment. You are advised to read this document in order to decide on a fully informed basis whether or not to invest in this sub-fund.

AVENIR CROISSANCE

A sub-fund of the Corporate Mutual Investment Fund (CMIF) AVENIR

AMF Code: 990000063719

I UNITS

A French AIF

Management Company: Natixis Asset Management (BPCE Group)

Investment objectives and investment policy

•	The sub-fund is classified as: “Diversified”.

•	The management objective of the sub-fund is to outperform the composite reference indicator 35% Stoxx Europe 600 + 24.5% Standard & Poor’s 500 + 10.5% MSCI AC Asia Pacific + 30% Euro MTS 3-5 years over a recommended investment period of at least five years. They are expressed in Euros and include net reinvested dividends.

•	The investment policy of the sub-fund consists of determining asset allocations in three stages:

•	a strategic allocation defined on the basis of general economic analyses;

•	a tactical allocation seeking market opportunities;

•	a selection of shares focussing on the best yield/risk, in accordance with the assessment of the manager.

•	The sub-fund is exposed:

•	at least 50% and at most 80% to equity and/or UCITS/AIF shares. The preponderant investment zones are Europe, the United States and Asia;

•	as far as the balance is concerned, up to 50% to rate market products (fixed-rate, variable-rate, indexed and/or convertible bonds) mainly in the countries of the Eurozone, either directly or through UCITS/AIF. The bond component of the sub-fund shall be managed within a sensitivity spread of 0 to 10. The management company shall rely for its assessment of credit risk on its teams and its own methodology. In addition to this assessment, the bond component shall be invested in securities issued by States or like issuers and in securities issued by private-sector issuers with a credit rating of at least BBB- (source S&P, Fitch ratings or Moody’s) or an equivalent rating in the analysis of the Management Company and, on an ancillary basis (at most 10% of net assets), in securities with a lower rating or no rating. The sub-fund may be invested in international bonds, including bonds issued in emerging economies up to at most 10% of its net asset value. The sub-fund may be invested up to no more than 15% of its assets in equity or rate products issued in emerging economies.

•	The sub-fund may have recourse to financial contracts (derivative instruments) in order to hedge or expose the investments of the portfolio with a view to achieving the management objective (without over-exposure).

•	Any income generated by the sub-fund is capitalised.

•	Investors may request the redemption of their units on any given day. Redemptions are executed on a daily basis in accordance with the terms and conditions set out in the regulations of the CMIF.

Risk-return profile

With a lower risk, a potentially lower return				With a higher risk, a potentially higher return
1	2	3	4	5	6	7

The risk indicator reflects the margins for manoeuvre provided by diversified management which makes it possible to expose up to 80% of the portfolio to the equity markets.

•	The historical data used to calculate the level of risk may not constitute a reliable indicator of the future risk profile of the sub-fund.

•	The risk category assigned to the sub-fund is not guaranteed and may change over time.

•	The lowest risk category does not mean “risk-free”.

Material risks not taken into account in the indicator:

•	Credit risk: credit risk is the risk of a degradation in the credit standards of an issuer and/or an issue, which can result in a fall in the value of the relevant security. It may also result from a redemption default on maturity by an issuer present in the portfolio.

•	Counterparty risk: counterparty risk corresponds to the risk that a counterparty with whom the sub-fund has entered into over-the-counter contracts is unable to meet its obligations to the sub-fund.

Costs

The costs and fees levied cover the operating costs of the sub-fund, including the costs associated with the marketing and distribution of units, and such costs reduce the potential growth of the value of investments.

One-off costs deducted before or after investment

Entry costs	1.00%
Exit costs	N/A

The stated percentage is the maximum which may be deducted from your capital prior to the investment thereof.

In certain cases, the investor may pay less.

The Investor may be informed by his or her adviser or seller of the effective amount of the entry and exit costs payable.

Costs deducted by the sub-fund in the previous financial year

Operating costs	0.95%

Costs deducted by the sub-fund subject to performance-related conditions

Out-performance commission	N/A

The maximum entry costs set out opposite shall be paid by you or your enterprise in accordance with the profit-sharing agreement and/or the regulations of the employee savings scheme of your enterprise.

Operating costs are based on the figures for the previous financial year, which ended in December 2015. This figure may vary from one financial year to the next.

Operating costs do not include:

•	out-performance commissions;

•	brokerage costs, other than the entry and/or exit costs paid by the sub-fund when it purchases or sells the units of another mutual investment undertaking.

For more information on costs, investors are advised to refer to the section entitled “Operating costs and fees” of the Regulations of the CMIF, which are available from your enterprise or pursuant to a simple written request from the management company.

Past performance

[NB: Here the source contains a graph which the translator is unable to reproduce. It contains largely numerical data] Sub-fund Reference index

•   The diagram illustrating past performance is not a reliable indicator of future performance.

•   Annual performances have been calculated after deducting all the costs levied by the sub-fund.

•   Year of the creation of the sub-fund: 1995.

•   Year of the creation of the I Units: 1995.

•   Currency: EURO.

Useful information

•	Depositary: CACEIS Bank France.

•	Custodian of the accounts and units: NATIXIS INTEREPARGNE or any other custodian appointed by your enterprise.

•	Legal form: Multi-enterprise CMIF.

•	The Regulations of the CMIF are available from your Enterprise or from NATIXIS ASSET MANAGEMENT at 21, quai d’Austerlitz, 75634 Paris Cedex 13.

•	The annual report and the net asset value are available in the Espace Sécurisé Epargnants at www.interepargne.natixis.com/epargnants or on the website of the custodian of the accounts and units appointed by your enterprise or pursuant to a simple written request submitted to the management company.

•	Tax regime: Any reinvested and unavailable proceeds and any net gains generated by the sub-fund in the context of an employee savings scheme are exempt from income tax. Only social security contributions are payable thereon in accordance with the provisions of the French tax rules.

•	The Supervisory Board is comprised, in the case of each enterprise or group of enterprises, of two members;

•	one member who is a unit-holding employee representing the unit-holding employees and former employees of the Enterprise elected directly by the unit-holding employees or appointed by the works council of the Enterprise or by the representatives of the various trade unions, in accordance with the provisions of the profit-sharing agreement and/or the regulations of the employee savings schemes in force within such Enterprise; and

•	one member representing each Enterprise appointed by the management of such Enterprise.

•	The Portfolio Management Company shall exercise the voting rights attached to the securities comprising the assets of the sub-fund and shall decide upon any contribution of securities, except for the securities of the Enterprise or any enterprise affiliated with it in accordance with the conditions of Article L. 3344-1 of the French Labour Code.

•	The liability of Natixis Asset Management may only be established on the basis of those statements made in this document which prove to be misleading, inaccurate or inconsistent with the corresponding parts of the Prospectus for this sub-fund.

This sub-fund is authorised in France and regulated by the Autorité des Marchés Financiers (AMF).

Natixis Asset Management is authorised in France and regulated by the AMF.

The key information for investors provided herein is accurate and up-to-date as of 19 February 2016.

Key information for investors

This document provides information which is essential for the investors in this CMIF. It is not a promotional document. The information contained herein is provided to you pursuant to a statutory obligation, in order to help you understand what investing in this CMIF entails and the risks associated with such an investment. You are advised to read this document in order to decide on a fully informed basis whether or not to invest in this CMIF.

M.M.C.

A Corporate Mutual Investment Fund (CMIF)

AMF Code: 990000058229

A French AIF

Management Company: Natixis Asset Management (BPCE Group)

Investment objectives and investment policy

•	The CMIF is classified as: A CMIF invested in the listed securities of the enterprise.

•	The management objective of the CMIF is to enable the employees of the companies of the MARSH & McLENNAN group to invest indirectly in the securities of MARSH & McLENNAN listed on the New York Stock Exchange and the Frankfurt Stock Exchange and to benefit from its growth. The recommended period of investment is five years.

•	The CMIF is invested: - between 75% and 100% of its assets in the shares issued by MARSH & McLENNAN COS INC., listed in New York on the New York Stock Exchange and in Frankfurt on the Frankfurt Stock Exchange; - as far as the balance is concerned, up to 25% of its assets in money market UCITS/AIF.

•	Any income generated by the CMIF is capitalised.

•	Investors may request the redemption of their units on any given day. Redemptions are executed on a weekly basis in accordance with the terms and conditions set out in the regulations of the CMIF.

Risk-return profile

With a lower risk, a potentially lower return				With a higher risk, a potentially higher return
1	2	3	4	5	6	7

The risk indicator reflects the exposure of the UCITS to the shares of the enterprise.

•	The historical data used to calculate the level of risk may not constitute a reliable indicator of the future risk profile of the CMIF.

•	The risk category assigned to the CMIF is not guaranteed and may change over time.

•	The lowest risk category does not mean “risk-free”.

Material risks not taken into account in the indicator:

N/A

Costs

The costs and fees levied cover the operating costs of the CMIF, including the costs associated with the marketing and distribution of units, and such costs reduce the potential growth of the value of investments.

One-off costs deducted before or after investment

Entry costs	0.50%
Exit costs	N/A

The stated percentage is the maximum which may be deducted from your capital prior to the investment thereof.

In certain cases, the investor may pay less.

The Investor may be informed by his or her adviser or seller of the effective amount of the entry and exit costs payable.

Costs deducted by the CMIF in the previous financial year

Operating costs	0.47%

Costs deducted by the CMIF subject to performance-related conditions

Out-performance commission	N/A

The maximum entry costs set out opposite shall be paid by your enterprise.

Operating costs are based on the figures for the previous financial year, which ended in December 2015. This figure may vary from one financial year to the next.

Operating costs do not include:

•	out-performance commissions;

•	brokerage costs, other than the entry and/or exit costs paid by the CMIF when it purchases or sells the units of another mutual investment undertaking.

For more information on costs, investors are advised to refer to the section entitled “Operating costs and fees” of the Regulations of the CMIF, which are available from your enterprise or pursuant to a simple written request from the management company.

Past performance

[NB: Here the source contains a graph which the translator is unable to reproduce. It contains largely numerical data] CMIF

•   The diagram illustrating past performance is not a reliable indicator of future performance.

•   Annual performances have been calculated after deducting all the costs levied by the CMIF.

•   Year of the creation of the CMIF: 1993.

•   Currency: EURO.

Useful information

•	Depositary: CACEIS Bank France.

•	Custodian of the accounts and units: NATIXIS INTEREPARGNE – AMUNDI TC.

•	Legal form: Individualised group CMIF.

•	The regulations of the CMIF are available from your Enterprise or from NATIXIS ASSET MANAGEMENT at 21, quai d’Austerlitz, 75634 Paris Cedex 13.

•	The annual report and the net asset value are available in the Espace Sécurisé Epargnants at www.interepargne.natixis.com/epargnants or at http://epargants-amundi-tc.com or pursuant to a simple written request submitted to the management company.

•	Tax regime: Any reinvested and unavailable proceeds and any net gains generated by the CMIF in the context of an employee savings scheme are exempt from income tax. Only social security contributions are payable thereon in accordance with the provisions of the French tax rules.

•	The Supervisory Board is comprised of:

•	three (3) members who are unit-holding employees representing the unit-holding employees and former employees of the enterprises appointed by the members of the committee having signed the rules of the Marsh & McLENNAN Group Savings Plan; and

•	one (1) member representing the Enterprise appointed pursuant to the mutual agreement of the managers of the Enterprise.

•	The Supervisory Board shall exercise the voting rights attached to the securities comprising the assets of the CMIF and shall decide upon any contribution of securities and to such end shall appoint one or more representatives to represent the CMIF at general meetings of the issuing company.

•	The liability of Natixis Asset Management may only be established on the basis of those statements made in this document which prove to be misleading, inaccurate or inconsistent with the corresponding parts of the Prospectus for this CMIF.

This CMIF is authorised in France and regulated by the Autorité des Marchés Financiers (AMF).

Natixis Asset Management is authorised in France and regulated by the AMF.

The key information for investors provided herein is accurate and up-to-date as of 19 February 2016.